Exhibit 32.1:

                       Certification of Periodic Reports



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

In connection with Universal Beverages Holdings Corporation's (the "Company") Quarterly Report on Form 10-Q for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jonathon O. Moore, Principal Executive Officer/Chairman of the Board of the Company and Chief Financial Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1). The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2). The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                   By /s/  Jonathon Moore
Date: August 14, 2003                              ---------------------------
                                                   Jonathon Moore
                                                   President and Chairman
                                                   (Principal Executive Officer)

                                                   By /s/  Jonathon Moore
Date: August 14, 2003                              ---------------------------
                                                   Jonathon Moore
                                                   President and Chairman
                                                   (Principal Financial Officer)